EXHIBIT 99.2

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made and entered into effective as of January 7, 2003, by and between GREENLAND CORPORATION, a Nevada corporation (the "Secured Party "), and IMAGING TECHNOLOGIES CORPORATION (the "Debtor").

                                    RECITALS

     WHEREAS, the Debtor has issued a Secured Promissory Note in the principal sum of $2,225,000 to the Secured Party as of the date hereof (the "Note"); and

     WHEREAS, as a material inducement for the Secured Party to sell shares of its common stock to Debtor pursuant to the terms of the Stock Purchase Agreement (the "Stock Agreement") and accept the Note, and in consideration therefor, the Debtor agreed to execute, deliver and perform this Security Agreement.

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and in the Note (as defined below) and for other good and valuable consideration, the Debtor and the Secured Party hereby agree as follows:

SECTION  1.     GRANT  OF  SECURITY  INTEREST

     As security for the obligations described in Section 2 hereof, the Debtor hereby grants to the Secured Party a continuing security interest in and lien on all of the Debtor's right, title and interest in and to the collateral described on Exhibit A attached hereto (collectively, the "Collateral").

SECTION  2.     OBLIGATIONS  SECURED

     The security interest hereby granted shall secure the due and punctual payment and performance by the Debtor of any and all of the Debtor's indebtedness, liabilities, covenants and obligations to the Secured Party, however arising, whether now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated, including indebtedness, liabilities, covenants and obligations on which the Debtor is jointly liable with other parties (collectively, the "Obligations"). The Debtor agrees that the Obligations include, without limitation, the following:

     2.1 SECURED PROMISSORY NOTE. The due and punctual payment in full (and not merely the collectibility) of all principal (including any amounts advanced after the date hereof) and interest under the Secured Promissory Note dated January 7, 2002 made by the Debtor in favor of the Secured Party, as payee (the "Note"), in each case when due and payable, according to the terms of the Note, whether at maturity, by acceleration or otherwise, and regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Debtor (a "Reorganization"); and (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with or under the terms of the Note, regardless of the extent allowed as a claim in any Reorganization.

     2.2 SECURITY AGREEMENT. The payment, performance or observance by the Debtor of any and all of Debtor's covenants and obligations under this Agreement.

2.3 EXPENSES OF SECURED PARTY. The payment or reimbursement by the Debtor of all costs and expenses incurred or paid by the Secured Party for purposes of perfecting or protecting its security interest in the Collateral, conserving or protecting any of the Collateral or in connection with the enforcement or exercise of any of the Secured Party's rights and remedies under this Agreement, Stock Agreement, the Note or applicable law, whether or not suit is commenced by the Secured Party. Such reimbursable costs and expenses include, without limitation, all costs and expenses of collection, retaking, holding, preparing for sale, selling or otherwise disposing of any of the Collateral and all attorneys' fees and expenses incurred by the Secured Party in connection with taking or pursuing any action covered by this Section 2.3, including attorneys' fees and expenses relating to any legal proceeding (in trial court or on appeal) brought to collect any of the Obligations or to foreclose or otherwise realize upon any of the Collateral.

SECTION  3.     DEBTOR'S  REPRESENTATIONS  AND  WARRANTIES

     The  Debtor  represents  and  warrants  to  the  Secured  Party  that:

     3.1 PRINCIPAL EXECUTIVE OFFICE; FICTITIOUS NAMES. The address specified in Section 8.2 below is the principal executive office and the place of business of the Debtor. The Debtor has not, in the conduct of its business, been known as or used any other corporate or fictitious name.

     3.2 OWNERSHIP OF COLLATERAL. The Debtor is (or with respect to Collateral acquired after the date hereof, will be) the sole owner of all other Collateral. There are no security interests in, liens or encumbrances on, adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof.

3.3 BINDING NATURE OF AGREEMENT; VALIDITY OF SECURITY INTEREST. The Debtor represents and warrants that this Agreement is a valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms. Without limiting the generality of the foregoing, the security interest granted hereunder in the Collateral is a valid and enforceable security interest in the Collateral and, upon the filing of a proper financing statement with the California Secretary of State, will be duly perfected as to all Collateral in which a security interest can be perfected by the filing of a financing statement.

     3.4 LITIGATION. Except as disclosed in the Note or Stock Agreement or any public disclosure, there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the knowledge of the Debtor, threatened against the Debtor which affects or would affect the Debtor or any of the Collateral or challenges or would challenge any of the actions required to be taken by the Debtor under this Agreement. Neither the Debtor or any of the Collateral is subject to any judgement, order or decree of any court, governmental authority or arbitration board or tribunal.

     3.5 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement nor the performance hereof (i) will result in any violation or breach of any agreement or other instrument to which the Debtor is a party or by which the Debtor is bound, or (ii) will result in a violation of any law, rule, regulation or directive to which the Debtor or any of the Collateral is subject.

     3.6 APPROVALS. No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by the Debtor in connection with the execution and delivery of this Agreement or the performance hereof.

SECTION  4.     COVENANTS  OF  DEBTOR

     4.1 NO DISPOSITION OR RELOCATION OF COLLATERAL. The Debtor hereby covenants and agrees that for so long as this Agreement shall remain in force and effect, it will not sell, convey or dispose of any of the Collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or other security interest whatsoever with respect to the Collateral. The Debtor further covenants and agrees to keep all of the Collateral at its current principal executive offices and not to move, relocate or transfer the Collateral therefrom without the Secured Party's prior written consent.

     4.2 DEFENSE OF COLLATERAL. The Debtor hereby covenants and agrees to defend the Collateral and the Secured Party's respective right, title and security interest in and to the Collateral against the claims of any person (which term, for purposes of this Agreement, includes any individual, firm, corporation or other entity).

4.3 MAINTENANCE OF COLLATERAL; RECORDS. The Debtor hereby covenants and agrees to take all reasonable actions to preserve and maintain the value of the Collateral. The Debtor further covenants and agrees to promptly notify the Secured Party in writing of any event or change of law, regulation, business practice or business condition that may adversely affect the value of the Collateral, if applicable.

     4.4 FINANCING STATEMENTS AND OTHER DOCUMENTS. The Debtor hereby covenants and agrees to promptly execute and deliver to the Secured Party and to file and/or record such financing statements, certificates, notices, and other instruments and documents, and will give any notices to third parties, that may be necessary or reasonably desirable (in the judgment of the Secured Party or its counsel): (i) to create, preserve, validate, perfect or from time to time continue perfection of the security interest granted herein, including, without limitation, such financing statements, certificates, notices and other instruments and documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Debtor or in any replacements or proceeds thereof; (ii) to protect the Collateral against the rights, claims or interests of third parties; or (iii) or to enable the Secured Party to exercise and enforce any of its rights with respect to the Collateral or the security interest granted herein.

     4.5 TRANSFER OF COLLATERAL. The Debtor hereby covenants and agrees to immediately take all action necessary, at the discretion of the Secured Party (or its counsel), to transfer any and all of the Debtor's right, title and interest in and to the Collateral to the Secured Party's name after the occurrence of any default described in Section 5 below.

     4.6 REIMBURSEMENT OF EXPENSES. The Debtor hereby covenants and agrees, upon written notice from the Secured Party, to immediately reimburse the Secured Party for all costs, expenses and other amounts required to be paid or reimbursed by the Debtor under this Agreement or the Note or Stock Agreement
(collectively, the "Loan Documents") which have been paid or advanced by the Secured Party.

SECTION  5.     DEFAULT

     Any one or more of the following events shall constitute a default by the Debtor under this Agreement:

     5.1 PAYMENT DEFAULTS. The Debtor shall fail to pay when due and payable or when declared due and payable, all or any portion of principal or interest under the Note or any other monetary Obligation secured by this Agreement and said failure shall constitute and Event of Default under the terms of the Note .

     5.2 OTHER DEFAULTS. The Debtor shall breach or fail to observe or perform any term, covenant, agreement or provision contained in this Agreement or the Note and such breach or failure constitutes and Event of Default under the terms of the Note OR if not covered by the provisions of the Event of Default of the Note, within thirty (30) days after notice thereof by the Secured Party to the Debtor.

     5.3 SALE OR TRANSFER. If the Debtor attempts to sell or otherwise transfer any of its respective right, title or interest in the Collateral or permit all or any portion of the Collateral to become subject to any pledge, assignment, lien, charge or encumbrance.

     5.4 OTHER LOAN DOCUMENTS. The occurrence of an Event of Default under the Note or Stock Agreement.

     5.5 ATTACHMENTS AND LIENS. If all or any portion of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any similar person; or if a judgment or other claim becomes a lien or encumbrance upon all or any portion of the Collateral and such attachment, seizure etc., constitutes and Event of Default under the terms of the Note.

     5.6 IMPAIRMENT. If there is a material impairment of the prospect of repayment of all or any portion of the Obligations owing to the Secured Party or a material impairment of the value or priority of the Secured Party's security interests in any of the Collateral.

5.7 SUBORDINATED INDEBTEDNESS. If the Debtor makes any payment on account of indebtedness which is required to be, or which otherwise is, subordinated to any of the Obligations owing to the Secured Party.

SECTION  6.     RIGHTS  OF  SECURED  PARTY

6.1 ACCELERATION AND REMEDIES. Upon and after the occurrence of any default described in Section 5 above, the Secured Party may, at the option of the Secured Party, declare all Obligations immediately due and payable, and the Secured Party shall have and may exercise and be entitled to each and all of the rights and remedies granted or available to a secured party under the Uniform Commercial Code, together with any other rights and remedies which may be available to the Secured Party under this Agreement, the Note or applicable law.

6.2 POSSESSION AND TRANSFER OF COLLATERAL. Upon and after the occurrence of any default described in Section 5 above: (i) the Secured Party shall have the right to take and maintain possession of all or any part of the Collateral and to enter upon any premises on which the Collateral or any part thereof may be located and remove the same therefrom; (ii) upon any request by the Secured Party, the Debtor shall assemble the Collateral and make the Collateral available to the Secured Party at such reasonable time and place as the Secured Party may designate; and (iii) the Secured Party may cause all or any part of the Collateral, including, without limitation, the Debtor's right, title and interest in the Software and License to be transferred into the name of the Secured Party. The Debtor hereby appoints the Secured Party, as the Debtor's attorney-in-fact to effect any such transfer of the Collateral into the name of the Secured Party.

6.3 DISPOSITION OF COLLATERAL. Upon and after the occurrence of any default described in Section 5 above, the Secured Party shall have the right to sell the Collateral or any part thereof at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including the Debtor's premises) as is commercially reasonable in the opinion of the Secured Party (it is not necessary that the Collateral be present at any such sale). In connection with any sale of the Collateral, the Secured Party shall give the Debtor at least ten (10) days' prior written notice, at the last address for notices to the Debtor specified in accordance with Section 8.2 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Each such notice shall be deemed to meet all requirements hereunder and under applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition.

     6.4 RETENTION OF COLLATERAL. The Secured Party shall be under no obligation to sell any of the Collateral and is under no obligation to complete a sale of any of the Collateral if, in the reasonable business judgment of the Secured Party, none of the offers received reasonably approximates the fair value of the Collateral. If the Secured Party elects not to sell the Collateral, the Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral or any portion thereof, including, without limitation, Debtor's rights, title and interest in the Software and License in satisfaction of the Obligations secured by this Agreement, subject to the Debtor's rights under the Uniform Commercial Code in connection with such procedures.

     6.5 COLLECTION EXPENSES. The Secured Party shall be entitled to recover from the Debtor all costs and expenses incurred by the Secured Party in connection with the enforcement or exercise of any of its rights and remedies under this Agreement, the Note or applicable law, whether or not suit is commenced by the Secured Party, including, without limitation, (i) all costs and expenses of collection, retaking, holding, preparing for sale, selling or otherwise disposing of any of the Collateral (including attorneys' fees and expenses) and all other charges against the Collateral, and (ii) all attorneys' fees and expenses relating to any legal proceeding (in trial court or on appeal) brought to collect any of the Obligations or to foreclose or otherwise realize upon any of the Collateral.

     6.6 APPLICATION OF PROCEEDS. Any proceeds realized from the sale or other disposition of Collateral by the Secured Party shall be applied as follows: (i) first, to reimburse the Secured Party for all amounts the Secured Party is entitled to recover under Section 6.5 above, (ii) next to the payment of all other Obligations owed by the Debtor to the Secured Party and (iii) last, the excess proceeds, if any, shall be returned, without interest and subject to the rights of third parties, to the Debtor. In the event the proceeds of any sale or other disposition of the Collateral hereunder are insufficient to pay all of the Obligations in full, the Debtor shall be liable for the deficiency (which shall be immediately due and payable), together with interest thereon, and the costs and expenses of collection of such deficiency, including, without limitation, attorneys' fees and expenses.

     6.7 MARSHALLING. The Secured Party shall not be required to marshal security and may proceed to foreclose or otherwise realize upon the Collateral and any other security for the Obligations secured by this Agreement in such order and in such manner as the Secured Party may determine in the Secured Party's sole discretion.

6.8 COLLECTION OF ACCOUNTS. Upon and after the occurrence of any default described in Section 5 above, the Secured Party may notify or may require the Debtor to notify account debtors on any or all of the Debtor's accounts, whether now existing or hereafter arising, to make payment directly to the Secured Party, and the Secured Party may take possession of all proceeds of any accounts in the Debtor's possession, and may take any other steps which the Secured Party deems necessary or advisable to collect any or all such accounts or other Collateral or proceeds thereof. Without limiting the generality of the foregoing, upon and after the occurrence of any default described in Section 5 above, the Secured Party shall have the right to receive, endorse, assign and/or deliver in its name or the name of the Debtor any and all checks, drafts and other instruments for the payment of money relating to the Debtor's accounts, and the Debtor hereby waives notice of presentment, protest and nonpayment of any instrument so endorsed.

     6.9 PROTECTION OF COLLATERAL. The Secured Party shall have the right at any time to make any payments and do any other acts the Secured Party may deem necessary or advisable to protect its security interest in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien that in the judgment of the Secured Party appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees and expenses. The Debtor hereby agrees to reimburse the Secured Party for all payments made and expenses incurred by the Secured Party in connection with performing any of the foregoing acts, and agrees that it shall be bound by any payment made or act taken by the Secured Party hereunder. The Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     6.10 AUTHORITY OF SECURED PARTY. Any action which may be taken and any power which may be exercised hereunder may be taken or exercised by any one or more of the persons and/or entities included within the term "Secured Party." The Secured Party shall have and be entitled to exercise all powers hereunder which are specifically granted to the Secured Party by the terms hereof together with such powers as are reasonably incident thereto. The Secured Party may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Secured Party nor any attorney or agent of the Secured Party shall be liable to the Debtor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Secured Party be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Secured Party and its attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Debtor agrees to indemnify and hold harmless the Secured Party and any other person from and against any and all costs, expenses (including attorneys' fees and expenses), claims, damages or liability incurred by the Secured Party or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Secured Party or such person.

SECTION  7.     TERMINATION

     This Agreement and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been paid, performed and discharged in full.

SECTION  8.     MISCELLANEOUS  PROVISIONS

     8.1 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties. If more than one person is named in this Agreement as the Debtor, each of such persons shall be jointly and severally liable for the obligations of the Debtor under this Agreement.

     8.2 NOTICES. Any notice or other communication required or permitted to be given under this Agreement or the Uniform Commercial Code shall be in writing and shall be made by personal delivery, by a nationally recognized overnight carrier or by registered or certified mail, postage prepaid, return receipt requested, and such notice shall be deemed given upon receipt if delivered personally or by an overnight carrier or three days after deposit in the United States mails. Any notices shall be addressed as follows:

     If  to  Debtor:               ITEC
                                   17075  Via  Del  Campo
                                   San  Diego,  CA  92127
                                   Attn:  Brian  Bonar

If  to Secured Party:     To the respective addresses set forth on the signature
page  hereto.

The address of a party to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party.

     8.3 ATTORNEY- IN-FACT. The Debtor hereby irrevocably appoints and constitutes the Secured Party or its designees as the Debtor's lawful attorney-in-fact with the following powers: (i) upon the Debtor's failure or refusal to comply with its undertakings contained in Sections 4.4 or 8.9 hereof, to sign the name of the Debtor on any of the documents described in such sections or on any other similar documents which need to be executed, delivered, recorded and/or filed in order to create, preserve, protect, validate, perfect or continue perfected the Secured Party's security interest in the Collateral; and (ii) upon and after the occurrence of any default described in Section 5 hereof, (A) to endorse the Debtor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into the Secured Party's possession; (B) to sign the Debtor's name on any invoice or bill of lading relating to any of the Debtor's accounts, drafts against customers, assignments and verifications of such accounts and notices to customers; (C) to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party may designate; (D) to do all acts authorized by Section 6.2 or Section 6.8 hereof; and (E) to do all other acts and things necessary to carry out this Agreement or to enforce the Secured Party's rights hereunder. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee(s) shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law. The appointment of the Secured Party as Debtor's attorney, and each and every one of the Secured Party's rights and powers, being coupled with an interest, are irrevocable until all of the Obligations have been fully paid and performed.

     8.4 ASSIGNMENT. The Secured Party shall have the right to assign this Agreement and its rights and interest hereunder, or to grant a security interest in the same, upon terms that do not impair the rights of the Debtor under this Agreement.

     8.5 ATTORNEYS' FEES AND EXPENSES. If any legal proceeding is commenced for the purpose of interpreting or enforcing any provisions of this Agreement, or for the purpose of collecting any Obligation secured by this Agreement, the Secured Party shall be entitled to recover from the Debtor all attorneys' fees and expenses incurred in connection with such proceeding, or in any appeal thereof. In addition, the Secured Party shall be entitled to recover any and all attorneys' fees and expenses incurred by the Secured Party in connection with retaking, holding, preparing for sale, selling or otherwise disposing or realizing on any of the Collateral, whether or not suit is brought.

     8.6 DEBTOR WAIVERS. The Debtor hereby waives presentment, demand, notice, protest and, except as otherwise provided herein, all other demands and rights of notice in connection with this Agreement or the enforcement of the Secured Party's rights or remedies hereunder or in connection with any Obligations or any Collateral. The Debtor consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgence to any account debtor in respect of any account receivable, the addition or release of persons primarily or secondarily liable on any account receivable or other Collateral, the acceptance of partial payments on any obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. The Debtor further waives any right it may now or hereafter have to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise or enforcement of any right or remedy available to the Secured Party under this Agreement, the Note or applicable law. The Debtor waives its right, if any, to set aside or invalidate any sale or other disposition of any Collateral duly consummated in accordance with the provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Debtor waives the posting of any bond otherwise required of the Secured Party in connection with any judicial process or proceeding to obtain possession of, replevy, attach or levy upon the Collateral or other security for the Obligations, to enforce any judgment or other court order entered in favor of the Secured Party, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction this Agreement or the Note. To the fullest extent permitted by law, the Debtor hereby waives the right to plead any statute of limitations as a defense to the payment or performance of any of the Obligations secured hereby. The Debtor's waivers under this section have been made voluntarily, intelligently and knowingly.

     8.7 OTHER WAIVERS. No delay on the part of the Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy or of any other right, power or remedy hereunder. No waiver of any provision of this Agreement or any Obligation secured by this Agreement shall be deemed, or shall constitute, a waiver of any other provision or Obligation, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     8.8 APPLICABLE LAW. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law principles thereof.

8.9 REMEDIES. Each right, power and remedy available to any party hereunder or under the Note, or now or hereafter existing at law, in equity, by statute or otherwise, shall be cumulative, and the exercise or forbearance of exercise by any party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers or remedies.

     8.10 FURTHER ASSURANCES. The Debtor shall at any time and from time to time upon the written request of the Secured Party, execute and deliver such further documents and other instruments and do such further acts as the Secured Party may reasonably request in order to effectuate the purposes of this Agreement and in order to create, preserve, protect, perfect or continue the perfection of the security interest granted pursuant hereto or to enable the Secured Party to enforce its rights hereunder.

     8.11 ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Note, constitutes the complete and exclusive statement of the terms of the agreement between the Secured Party and the Debtor with respect to the subject matter contained herein and therein. This Agreement may be amended or modified only by a written instrument executed by each of the parties hereto.

8.12 TIME OF THE ESSENCE. Time is of the essence of this Agreement and each provision herein.

8.13 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     8.14 SEVERABILITY OF PROVISIONS. Each and every provision of this Agreement is intended to be severable. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

     8.15 HEADINGS. The section headings and captions included in this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement nor affect its meaning, construction or effect.

     8.16 LEGAL REPRESENTATION. The Debtor acknowledges that Thomas J. Beener represents the Secured Party only in connection with this Agreement and the transactions referenced herein, and does not represent the Debtor.

     IN WITNESS WHEREOF, the Debtor and the Secured Party has executed this Agreement as of the date first written above.


"DEBTOR"

IMAGING  TECHNOLOGIES  CORP

By:     /s/  Brian  Bonar
        Brian  Bonar
        Chief  Executive  Officer


"SECURED  PARTY"

GREENLAND  CORPORATION

By:     /s/  Thomas  J.  Beener
        Thomas  J.  Beener
        Chief  Executive  Officer

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL

Wherever  located  in  the  State  of  California  or  elsewhere:

          (A) any and all shares of common stock, preferred stock or warrants or options issued, now or in the future, to Imaging Technologies Corp in connection with the Stock Purchase Agreement dated August 9, 2002 between Greenland Corporation and Imaging Technologies Corp.